UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2010

PERFORMANCE TECHNOLOGIES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Performance Technologies, Incorporated (“the Company”) dated April 22, 2010, reporting under Item 2.02 that the Company had issued a press release announcing results for the quarter ended March 31, 2010. This Amendment No. 1 amends the Current Report as originally filed by correcting the unaudited consolidated financial information included in Exhibit 99.1. The Company has subsequently issued a new press release containing corrected unaudited consolidated financial information, a copy of which is attached as Exhibit 99.2 hereto.

Item 2.02 Results of Operations and Financial Condition

On April 22, 2010, the Company issued a press release announcing results for the quarter ended March 31, 2010. On May 7, 2010, the Company issued a second press release, announcing a revision to selling and marketing expenses as announced in the original press release. This revision had the net effect of increasing the Company’s selling and marketing expenses, operating loss, and net loss by $.1 million, or $.01 per basic share, all of which have been revised in the second press release. The revision also had an impact on the information presented in the Unaudited Consolidated Balance Sheet. The Company is filing this Amendment No. 1 to Current Report on Form 8-K to include the second press release, which is attached hereto as Exhibit 99.2.

The second press release is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by reference. Information in Item 2.02 of this Current Report on Form 8-K and the Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Press release, dated April 22, 2010, of Performance Technologies, Incorporated (incorporated by reference to Exhibit 99.1 to Form 8-K filed April 23, 2010).

99.2	Press release, dated May 7, 2010, of Performance Technologies, Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

May 7, 2010	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

May 7, 2010	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Senior Vice President of Finance and Chief Financial Officer

Exhibit 99.2

For more information contact: Dorrance W. Lamb SVP and Chief Financial Officer PT 585-256-0200 ext. 7276 http://www.pt.com finance@pt.com

PT Announces Revision to Previously Announced First Quarter 2010 Financial Results

ROCHESTER, NY – May 7, 2010 -- PT (NASDAQ: PTIX), the recently rebranded Performance Technologies, a leading global provider of advanced network communications solutions, today announced that its previously announced unaudited consolidated financial statements have been revised as a result of the Company’s completion of its quarterly internal control procedures and the process of finalizing the Company’s Quarterly Report on Form 10-Q for the first quarter 2010. The modification resulted in the recognition of $.1 million of additional selling and marketing expenses in the quarter, a corresponding $.1 million increase in accounts payable at March 31, 2010, and an increase to the net loss for the first quarter of $.01 per basic share, for a total net loss of $.17 per basic share.

The revised unaudited financial information is included in the Company’s Quarterly Report on Form 10-Q, which is being filed with the Securities and Exchange Commission simultaneously with this announcement.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to carrier, government, and OEM markets. PT’s portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. The Company’s entire line of offerings is anchored by IPnexus®, PT’s own IP-native, highly integrated platforms and element management systems. OEMs and application developers, including PT itself, leverage the robust carrier grade Linux® development environment and rich suite of communications protocols (PT’s Nexusware®) of IPnexus Application-Ready Systems as a cornerstone component of their end product value proposition. PT’s SEGway™ Signaling Solutions provide low cost, high density signaling, advanced routing, IP migration, gateway capabilities, SIP bridge, and core-to-edge distributed intelligence. The Company’s Xpress™ NGN applications enable evolving Mobile 2.0, Multi-media, and IMS based revenue generating services. PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2009, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.